UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2010
Furmanite Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2435 N. Central Expressway,
Richardson, Texas		75080

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 699-4000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Furmanite Corporation announced 4th quarter and year end financial results on March 12, 2010. The press release is attached as exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
Furmanite Corporation announced 4th quarter and year end financial results on March 12, 2010. A conference call to discuss the results was held on the same day. The slide presentation is attached as exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
Furmanite Corporation announced 4th quarter and year end financial results on March 12, 2010. The press release is attached as exhibit 99.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FURMANITE CORPORATION
Date: March 12, 2010	By:	/s/ Robert S. Muff
		Name:	Robert S. Muff
		Title:	Principal Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 12, 2010
99.2	Slide presentation